REVENUE (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of revenue [Abstract]
Disaggregation of revenue
The following table presents Pengrowth’s Oil and gas sales disaggregated by revenue source:

	Year ended December 31
	2018	2017
Bitumen	$264.1	$181.6
Natural gas sold to third party (1)	16.6	98.8
Light oil	14.8	149.3
Natural gas liquids	4.7	56.7
Diluent sold	219.3	147.2
Processing income	2.0	19.1
Sale of other product purchased for resale	10.7	20.7
Total oil and gas sales	$532.2	$673.4

(1)
Starting April 1, 2018, a portion of natural gas delivered from Groundbirch to the NGTL system is used in other operations as energy costs. As such, $7.2 million related to natural gas used in internal operations is not included in total oil and gas sales.